UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26068	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Newport Center Drive, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 480-8300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 16, 2013, the stockholders of Acacia Research Corporation (the “Company”) approved the 2013 Acacia Research Corporation Stock Incentive Plan (the “Plan”). The Board of Directors (the “Board”) of the Company adopted the Plan on April 16, 2013, subject to stockholder approval. The purpose of the Plan is to promote the interests of the Company by providing eligible officers, directors, employees and other service providers with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to continue providing service to the Company. The Plan provides for grants of stock options, stock appreciation rights, restricted stock units and direct stock awards.

A total of 4,750,000 shares of the Company’s common stock have been authorized for issuance under the Plan. The maximum number of shares of common stock that may be issued under the Plan pursuant to the exercise of incentive stock options is equal to the number of shares of common stock authorized for issuance under the Plan. If any shares of common stock subject to an award under the Plan expire or terminate for any reason prior to exercise or vesting, the shares subject to the award may be used again for awards under the Plan to the extent of the expiration or termination. No individual participating in the Plan may receive stock options, stock appreciation rights, restricted stock units or direct stock awards for more than 500,000 shares of common stock in the aggregate per calendar year.

The Plan will be administered by either the entire Board or a committee of the Board, which shall consist of at least two members of the Board, each of whom must qualify as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, an “outside director” under Section 162(m) of the Internal Revenue Code and an “independent director” under the Nasdaq Listing Rules. The Plan administrator has the authority to determine the terms and conditions of awards, and to interpret and administer the Plan.

The Plan may be amended or terminated by the Plan administrator, except to the extent that any law, regulation or listing rule of a securities exchange requires stockholder approval for any amendment, which shall not then be effective without such approval. No amendment or termination may materially impair a participant’s rights under an award previously granted under the Plan without the written consent of the participant. The Plan will expire on the 10th anniversary of the date of its approval by the Company’s stockholders, except with respect to awards then outstanding, and no further awards may be granted thereafter.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which is included as Annex A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 24, 2013, and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

The form of Stock Issuance Agreement to be used to evidence awards of common stock under the Plan is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2013 annual meeting of stockholders (the “Annual Meeting”) on Thursday, May 16, 2013, at its headquarters located at 500 Newport Center Drive, 7th Floor, Newport Beach, California. At the Annual Meeting, the Company’s stockholders: (a) elected Robert L. Harris, II and Fred A. deBoom to serve on the Board as Class I directors for a term of three years expiring upon the Company’s 2016 annual meeting of stockholders or until their respective successors are duly elected and qualified; (b) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; (c) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the 2012 fiscal year; and (d) approved the adoption of the 2013 Acacia Research Corporation Stock Incentive Plan.

As of March 20, 2013, the record date for the Annual Meeting, the Company had 49,208,693 shares of its common stock outstanding and entitled to vote. At the Annual Meeting, 44,573,548 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote. The following sets forth detailed information regarding the voting results at the Annual Meeting:

Proposal 1: Election of two Class I directors to serve on the Board for a term of three years expiring upon the Company’s 2016 annual meeting of stockholders or until their respective successors are duly elected and qualified.

Class I Director Nominee	Votes For	Votes Withheld	Broker Non-votes
Robert L. Harris, II	35,378,412	3,324,339	5,870,797
Fred A. deBoom	34,544,037	4,158,714	5,870,797

Proposal 2: Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
41,277,006	3,274,241	22,301	0

Proposal 3: Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
37,835,706	815,732	51,313	5,870,797

Proposal 4: Approval of the adoption of the 2013 Acacia Research Corporation Stock Incentive Plan.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
28,139,894	10,525,477	37,380	5,870,797

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
10.1	2013 Acacia Research Corporation Stock Incentive Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 24, 2013).
10.2	Form of Stock Issuance Agreement to be used under the 2013 Acacia Research Corporation Stock Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	May 21, 2013	ACACIA RESEARCH CORPORATION

		By:	/s/ Paul R. Ryan
Paul R. Ryan
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	2013 Acacia Research Corporation Stock Incentive Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 24, 2013).
10.2	Form of Stock Issuance Agreement to be used under the 2013 Acacia Research Corporation Stock Incentive Plan.

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